SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2003

PINNACLE WEST CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Arizona	1-8962	86-0512431

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 North Fifth Street, P.O. Box 53999, Phoenix, Arizona	85072-3999

(Address of principal executive offices)	(Zip Code)

(602) 250-1000

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Item 9. Regulation FD Disclosure
Item 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4
EXHIBIT 99.5
EXHIBIT 99.6
EXHIBIT 99.7
EXHIBIT 99.8
EXHIBIT 99.9
EXHIBIT 99.10

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

Exhibit
No.	Description

99.1	Pinnacle West Capital Corporation quarterly consolidated statistical summary (cover page and list of contents).
99.2	Pinnacle West Capital Corporation quarterly consolidated statistical summary for the periods ended December 31, 2003 and 2002.
99.3	Pinnacle West Capital Corporation consolidated statistics by quarter for 2003.
99.4	Pinnacle West Capital Corporation consolidated statistics by quarter for 2002.
99.5	Pinnacle West Capital Corporation consolidated statistics by quarter for 2001.
99.6	Pinnacle West Capital Corporation consolidated statistics by quarter for 2000.
99.7	Pinnacle West Capital Corporation consolidated statistics by quarter for 1999.
99.8	Pinnacle West Capital Corporation earnings variance explanations for periods ended December 31, 2003 and 2002 and condensed consolidated statements of income for the three months and twelve months ended December 31, 2003 and 2002.
99.9	Glossary of Terms.
99.10	Earnings News Release issued on January 29, 2004.

Item 9.	Regulation FD Disclosure

     The Company is providing quarterly consolidated statistical summaries, earnings variance explanations, and a glossary of relevant terms (collectively, “Information”) to help interested parties better understand its business. This Information is concurrently being posted to the Company’s website at www.pinnaclewest.com. The Information may not represent all of the factors that could affect the Company’s operating or financial results for various periods. Some of the Information is preliminary in nature and could be subject to significant adjustment. Some of the Information is based on information received from third parties and may contain inaccuracies. The Company is not responsible for any such inaccuracies. Although the Company may update or correct the Information if it is aware that such Information has been revised or is inaccurate, the Company assumes no obligation to update or correct the Information and reserves the right to discontinue the provision of all or any portion of the Information at any time or to change the type of Information provided.

Item 12.	Results of Operations and Financial Condition

     Certain of the Information relates to the Company’s results of operations for its fiscal quarter and fiscal year ended December 31, 2003. This Information is attached hereto as Exhibits 99.2, 99.3, and 99.8.

     On January 29, 2004, the Company issued a press release regarding its financial results for its fiscal quarter and fiscal year ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.10.

     The information in Exhibits 99.2, 99.3, 99.8 and 99.10 of this report relating to the Company’s financial results for its fiscal quarter and fiscal year ended December 31, 2003 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

     Exhibit 99.10 to this report contains certain “non-GAAP financial measures,” as defined in Item 10(e) of Regulation S-K of the Exchange Act. The non-GAAP financial measures, which we describe as “on-going earnings” and “on-going earnings per share,” exclude from net income: income tax credits related to prior years and recorded in 2003; previously disclosed, non-recurring charges in 2002; and a 2002 charge for the cumulative effect of an accounting change. Exhibit 99.10 reconciles each of these non-GAAP financial measures to the most directly comparable financial measure calculated and presented in accordance with generally accepted accounting principles in the United States (“GAAP”). We believe on-going earnings provide investors with a useful indicator of our results that is comparable among periods because it excludes the effects of unusual items that may occur on an irregular basis. Investors should note that these non-GAAP financial measures involve judgments by management, including whether an item is classified as an unusual item. We use on-going earnings, or similar concepts, to internally measure performance in reports for management.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION
(Registrant)

Dated: January 29, 2004	By:
/s/ Barbara Gomez

Barbara M. Gomez
Treasurer

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EXHIBIT INDEX

Exhibit
No.	Description

99.1	Pinnacle West Capital Corporation quarterly consolidated statistical summary (cover page and list of contents).
99.2	Pinnacle West Capital Corporation quarterly consolidated statistical summary for the periods ended December 31, 2003 and 2002.
99.3	Pinnacle West Capital Corporation consolidated statistics by quarter for 2003.
99.4	Pinnacle West Capital Corporation consolidated statistics by quarter for 2002.
99.5	Pinnacle West Capital Corporation consolidated statistics by quarter for 2001.
99.6	Pinnacle West Capital Corporation consolidated statistics by quarter for 2000.
99.7	Pinnacle West Capital Corporation consolidated statistics by quarter for 1999.
99.8	Pinnacle West Capital Corporation earnings variance explanations for periods ended December 31, 2003 and 2002 and condensed consolidated statements of income for the three months and twelve months ended December 31, 2003 and 2002.
99.9	Glossary of Terms.
99.10	Earnings News Release issued on January 29, 2004.